Exhibit 10.4



NO SALE OR TRANSFER OF THIS WARRANT OR THE SECURITIES UNDERLYING THIS WARRANT MAY BE MADE UNTIL THE EFFECTIVENESS OF A REGISTRATION STATEMENT OR OF A POST-EFFECTIVE AMENDMENT THERETO UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") , COVERING THIS WARRANT OR THE SECURITIES UNDERLYING THIS WARRANT, OR UNTIL THE COMPANY IS IN RECEIPT OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT. TRANSFER OF THIS WARRANT IS RESTRICTED UNDER PARAGRAPH 2 BELOW.



                      PLACEMENT AGENT'S WARRANT TO PURCHASE
                                  COMMON STOCK


                               MEDGRUP CORPORATION
                            (a Colorado corporation)



                             Dated: January 10, 2000

W-002



     THIS CERTIFIES THAT Kashner Davidson Securities Corporation ( the "Placement Agent" and together with its assigns, the "Holder") is entitled to purchase from Medgrup Corporation, a Colorado corporation (the "Company") up to 43,000 shares of restricted Common Stock of the Company at a purchase price of $1.10 per share. This Warrant and the shares of Common Stock underlying this Warrant are collectively, are hereinafter referred to as the "Securities".

     This Placement Agent's Warrant is issued pursuant to a Placement Agency Agreement, dated July 22, 1999, between the Company and the Placement Agent in connection with a private offering through the Placement Agent (the "Private Offering") of up to 600,000 shares of Common Stock (the "Shares").


     1. Exercise of the Placement Agent's Warrant.
        ------------------------------------------

     (a) The rights represented by this Placement Agent's Warrant shall be exercised at the prices and during the periods as follows:

          (i) Between the date hereof and January 9, 2005, inclusive, the Holder shall have the option to purchase the Shares hereunder at a price of $1.10 per Share (the "Share Exercise Price"), the purchase price of the Shares being 110% above the offering prices of the Shares of the Company's common stock in this private placement.

          (ii) This Placement Agent's Warrant shall expire effective at 5:00 p.m., (New York time) on January 9, 2005, after which time the Holder shall have no right to purchase any Securities hereunder.

     (b) The rights represented by this Placement Agent's Warrant may be exercised at any time within the period above specified, in whole or in part, by
(i) the surrender of the Placement Agent's Warrant (with the purchase form at the end hereof properly executed) at the principal executive office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company); (ii) payment to the Company of the respective exercise price then in effect for the number of Securities specified in the above-mentioned purchase form together with applicable stock transfer taxes, if any; and (iii) delivery to the Company of a duly executed agreement signed by the person(s) designated in the purchase form to the effect that such person(s) agree(s) to be bound by the provisions of paragraph 5 and of paragraph 6 hereof. The Placement Agent's Warrant shall be deemed to have been exercised, in whole or in part to the extent specified, immediately prior to the close of business on the date the Placement Agent's Warrant is surrendered and payment is made in accordance with the foregoing provisions of this paragraph 1, and the person or persons in whose name or names the certificates for shares of Common Stock shall be issuable upon such exercise shall become the holder or holders of record of such shares of Common Stock, as the case may be, at that time and date. Certificates representing the shares of Common Stock, so purchased shall be delivered to the Holder within a reasonable time, not exceeding ten (10) business days, after the rights represented by this Placement Agent's Warrant shall have been so exercised.

     (c) This Warrant also shall entitle the holder to receive (the "Right"), at the option of the Holder, without payment of cash or property to the Company, a number of shares of Common Stock which shall be determined by dividing (i) that portion, as elected by the Holder, of the total number of shares of Common Stock and/or Warrants, as the case may be, which the Holder is eligible to purchase hereunder (and as adjusted pursuant to Section 7 hereof), multiplied by the amount (if any) by which the fair market value (as determined by the closing ask
(sell) price of the Company's Common Stock on the date on which notice of exercise of this Warrant is delivered to the Company), hereafter the "exercise date") on the exercise date exceeds the option exercise price hereof; by (ii) the fair market value of a share of Common Stock, on the exercise date. In lieu of issuing shares of Common Stock on the exercise of this Right, the Board of Directors may elect to pay the cash equivalent of the fair market value on the exercise date of any or all the shares of Common Stock which would otherwise be issuable on exercise of this Right. No fractional shares of Common Stock shall be issued under this Subsection. In lieu of fractional shares of Common Stock, the Holder shall be entitled to receive a cash adjustment equal to the same fraction of the fair market value per share of Common Stock on the date of exercise.

     2. Restrictions on Transfer.
        -------------------------

     This Placement Agent's Warrant shall not be transferred, sold, pledged, assigned, or hypothecated unless such assignment shall be effected by the Holder by (i) completing and executing the form of assignment at the end hereof and
(ii) surrendering this Placement Agent's Warrant with such duly completed and executed assignment form for cancellation at the office or agency of the Company referred to in Paragraph 9 hereof; whereupon the Company shall issue, in the name or names specified by the Holder (including the Holder) a new Placement Agent's Warrant or Placement Agent's Warrants of like tenor and representing in the aggregate rights to purchase the same number of Securities as are then purchasable hereunder. Any transfer shall comply with the Act. During the first 12 months, this Warrant cannot be transferred except to persons associated with the Placement Agent, unless transfer of this Warrant then is registered with the Securities and Exchange Commission.

     3. Covenants of the Company
        ------------------------

     (a) The Company covenants and agrees that all Common Stock issuable upon exercise of this Placement Agent's Warrant or upon exercise of the Warrants issuable upon exercise of this Placement Agent's Warrant will, upon issuance, be duly and validly issued, fully paid and nonassessable and no personal liability will attach to the Holder thereof by reason of being such a Holder, other than as set forth herein.

     (b) The Company covenants and agrees that during the period within which this Placement Agent's Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of Common Stock to provide for the exercise of this Placement Agent's Warrant and for the exercise of the Warrants issuable upon exercise of this Placement Agent's Warrant.

     4. No Rights of Stockholder.
        -------------------------

     This Placement Agent's Warrant shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in this Placement Agent's Warrant and are not enforceable against the Company except to the extent set forth herein.

     5. Registration Rights.
        --------------------

     (a) The Company shall advise the Holder or its transferee, whether the Holder holds this Placement Agent's Warrant or has exercised this Placement Agent's Warrant and holds Common Stock, by written notice at least 30 days prior to the filing of any registration statement under the Act, covering any securities of the Company, for its own account or for the account of others, and will until January 9, 2005, upon the request of the Holder, include in any such registration statement such information as may be required to permit a public offering of any of the Placement Agent's Warrant's and/or the Common Stock issuable upon exercise of this Placement Agent's Warrant or upon exercise of the Warrants issuable upon exercise of this Placement Agent's Warrant hereunder (the "Registerable Securities"), except for any registration statement filed by the Company on Forms S-4 or S-8 or any other comparable form or any registration statement relating to Common Stock underlying employee stock options. The Company shall supply prospectuses in order to facilitate the public sale or other disposition of the Registerable Securities and shall take any and all reasonable actions which may be necessary to enable such Holder to consummate the public sale of the Registerable Securities, and furnish indemnification in the manner provided in Paragraph 6 hereof. The Holder shall furnish information reasonably requested by the Company in accordance with such registration statements or amendments thereto, including its intentions with respect thereto, and shall furnish indemnification as set forth in Paragraph 6. The Company shall continue to advise the Holders of the Registerable Securities of its intention to file a registration statement or amendment pursuant to this Paragraph 5(a) until the earlier of (i) January 9, 2005; or (ii) such time as all of the Registerable Securities have been registered and sold under the Act.

     (b) If the Registerable Securities have not been registered for sale by the Company under paragraph 5 (a) by January 9, 2001, then at any time commencing after the Closing Date through and including January 9, 2005, if the Company at any time has any securities registered under the Act or the Securities Exchange Act of 1934, the Holders of the Placement Agent's Warrants and/or Common Stock underlying same representing a "Majority" (as hereinafter defined) of such securities (assuming the exercise of all of the Placement Agent's Warrants) shall have the right (which right is in addition to the registration rights under Section 5 (a) hereof), on one (1) occasion, exercisable by written notice to the Company, to demand that the Company prepare and file with the Commission, a registration statement and such other documents, including a prospectus, as may be necessary in the opinion of both counsel for the Company and counsel for the Placement Agent and Holders, in order to comply with the provisions of the Act, so as to permit a public offering and sale of their respective Common Stock underlying same for 120 consecutive days by such Holders and any other Holders of the Placement Agent's Warrants and/or Common Stock underlying same who notify the Company within ten (10) days after receiving notice from the Company of such request.

     (c) The Company covenants and agrees to give written notice of any registration request under this Section 5 by any Holder or Holders to all other registered Holders of the Placement Agent's Warrants and the Common Stock underlying same within ten (10) days from the date of the receipt of any such registration request.

     (d) Notwithstanding anything to the contrary contained herein, if the Company shall not have filed a registration statement for the Registerable Securities within the time period specified in Section 5(e) hereof pursuant to the written notice specified in Section 5(b) of a Majority of the Holders of the Placement Agent's Warrants and/or shares of Common Stock underlying same, the

Company agrees that upon the written notice of election of a Majority of the Holders of the Placement Agent's Warrants and/or Common Stock underlying same it shall repurchase (i) any and all of the Securities underlying the Placement Agent's Warrants at the higher of the Market Price per share of Common Stock on the date of the notice sent pursuant to Section 5(b) or the expiration of the period specified in Section 5 (e). Such repurchase shall be in immediately available funds and shall close within two (2) days after the later of (i) the expiration of the period specified in Section 5 (b) or (ii) the delivery of the written notice of election specified in this Section 5 (d).

     (e) The Company shall use its best efforts to file a registration statement within thirty (30) days of receipt of any demand therefore, shall use its best efforts to have any registration statement declared effective at the earliest possible time, and shall furnish each Holder desiring to sell the Registerable Securities, such number of prospectuses as shall reasonably be requested.

     (f) The Company shall pay all costs (excluding fees and expenses of Holder(s) counsel and any underwriting or selling commissions), fees and expenses in connection with all registration statements filed pursuant to
Section 5(a) and the request of Holders (if any) pursuant to Section 5(b) including, without limitation, the Company's legal and accounting fees, printing expenses, and blue sky fees and expenses (limited to not more than 5 states). If the Company shall fail to comply with the provisions of Section 5, the Company shall, in addition to any other equitable or other relief available to the Holder(s), be liable for any or all incidental, special and consequential damages and damages due to loss of profit sustained by the Holder(s) requesting registration of their Registerable Securities.

     (g) The Company will take all necessary action which may be required in qualifying or registering the Registerable Securities included in a registration statement for offering and sale under the securities or blue sky laws of such states as reasonably are requested by the Holder(s). The Holders shall pay the expenses of registering in more than 5 states.

     (h) Nothing contained in this Agreement shall be construed as requiring the Holder(s) to exercise their Placement Agent's Warrants prior to the initial filing of any registration statement or the effectiveness thereof.

     (i) The Company shall furnish to each Holder participating in the offering and to each underwriter, if any, a signed counterpart, addressed to such Holder or underwriter, of (i) an opinion of counsel to the Company, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, an opinion dated the date of the closing under the underwriting agreement), and (ii) a "cold comfort" letter dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, a letter dated the date of the closing under the underwriting agreement) signed by the independent public accountants who have issued a report on the Company's financial statements included in such registration statement, in each case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities.

     (j) The Company shall as soon as practicable after the effective date of the registration statement, and in any event within 15 months thereafter, have made "generally available to its security holders" (within the meaning of Rule 158 under the Act) an earnings statement (which need not be audited) complying with Section 11(a) of the Act and covering a period of at least 12 consecutive months beginning after the effective date of the registration statement.

     (k) The Company shall deliver promptly to each Holder participating in the offering requesting the correspondence and memoranda described below, and the managing underwriters, if any, copies of all correspondence between the Commission and the Company, its counsel or auditors and all memoranda relating to discussions with the Commission or its staff with respect to the registration statement and permit each Holder and underwriter to do such investigation, upon reasonable advance notice, with respect to information contained in or omitted from the registration statement as it deems reasonably necessary to comply with applicable securities laws or rules of the National Association of Securities Dealers, Inc. ("NASD"). Such investigation shall include access to books, records and properties and opportunities to discuss the business of the Company with its officers and independent auditors, all to such reasonable extent and at such reasonable times and as often as any such Holder shall reasonably request.

     (l) The Company shall enter into an underwriting agreement with the managing underwriters selected for such underwriting, if any, the Holders of the Placement Agent's Warrants and/or Common Stock underlying same representing a Majority of such securities (assuming the exercise of all of the Placement Agent's Warrants) requested to be included in such underwriting. Such agreement shall be satisfactory in form and substance to the Company, each Holder and any such managing underwriters, and shall contain such representations, warranties and covenants by the Company and such other terms as are customarily contained in agreements of that type used by the managing underwriter.

     The Holders shall be parties to any underwriting agreement relating to an underwritten sale of their Registerable Securities and may, at their option, require that any or all the representations, warranties and covenants of the Company to or for the benefit of such underwriters shall also be made to and for the benefit of such Holders. Such Holders shall not be required to make any representations or warranties to or agreements with the Company or the underwriters except as they may relate to such Holders, their intended methods of distribution, and except for matters related to disclosures with respect to such Holders, contained or required to be contained, in such registration statement under the Act and the rules and regulations thereunder.

     (m) For purposes of this Section 5, the term "Majority" in reference to the Holders of Placement Agent's Warrants, shall mean in excess of fifty percent (50%) of the then outstanding Placement Agent's Warrants assuming full exercise thereof that (i) are not held by the Company, an affiliate, officer, creditor, employee or agent thereof or any of their respective affiliates, members of their families, persons acting as nominees or in conjunction therewith, or (ii) have not been resold to the public pursuant to Rule 144 under the Act or a registration statement filed with the Commission under the Act.

     6. Indemnification.
        ---------------

     (a) Whenever pursuant to Paragraph 5, a registration statement relating to any Registerable Securities is filed under the Act, amended or supplemented, the Company will indemnify and hold harmless each Holder of the Registerable Securities covered by such registration statement, amendment or supplement (such holder hereinafter referred to as the "Distributing Holder"), each person, if any, who controls (within the meaning of the Act) the Distributing Holder, and each officer, employee, partner or agent of the Distributing Holder, if the Distributing Holder is a broker or dealer, against any losses, claims, damages or liabilities, joint or several, to which the Distributing Holder may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any such registration statement or any preliminary prospectus or final prospectus constituting a part thereof or any amendment or supplement thereto, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse the Distributing Holder for any legal or other expenses reasonably incurred by the Distributing Holder, in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case (i) to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, said preliminary prospectus, said final prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished by such Distributing Holder each person, if any, who controls (within the meaning of the Act) the Distributing Holder, and each officer, employee, partner or agent of the Distributing Holder, any other Distributing Holder or any such underwriter for use in the preparation thereof, and (ii) such losses, claims, damages or liabilities arise out of or are based upon any actual or alleged untrue statement or omission made in or from any preliminary prospectus, but corrected in the final prospectus, as amended or supplemented.

     (b) Whenever pursuant to Paragraph 5 a registration statement relating to the Registerable Securities is filed under the Act, or is amended or supplemented, the Distributing Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed said registration statement and such amendments and supplements thereto, and each person, if any, who controls the Company (within the meaning of the Act) and each officer, employee, partner or agent of the Company against any losses, claims, damages or liabilities to which the Company or any such director, officer, controlling person, employee, partner or agent may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in any such registration statement or any preliminary prospectus or final prospectus constituting a part thereof, or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent that such untrue statement or alleged untrue statement or omission was made in said registration statement, said preliminary prospectus, said final prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished by such Distributing Holder for use in the preparation thereof; and will reimburse the Company or any such director, officer, controlling person, employee, partner or agent for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action.

     (c) Promptly after receipt by an indemnified party under this Paragraph 6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party, give the indemnifying party notice of the commencement thereof; but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Paragraph 6.

     (d) In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election to so assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Paragraph 6 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.

     7. Adjustments of Purchase Price and Number of Shares.
        --------------------------------------------------

     (a) Computation of Adjusted Price. Except as hereinafter provided, in case the Company shall at any time after the date hereof issue or sell any shares of Common Stock (other than the issuance or sales referred to in Section (7)(f) hereof), including shares held in the Company's treasury and shares of Common Stock issued upon the exercise of any warrants, rights or options to subscribe for shares of Common Stock (other than the issuances or sales of Common Stock pursuant to rights to subscribe for such Common Stock distributed to all the shareholders of the Company and Holders) and shares of Common Stock issued upon the direct or indirect conversion or exchange of securities for shares of Common Stock, for a consideration per share less than one dollar ($1.00) per share or the fair market value in effect immediately prior to the issuance or sale of such shares or without consideration, then forthwith upon such issuance or sale, the Share Exercise Price shall (until another such issuance or sale) be reduced to the price (calculated to the nearest full cent) equal to the quotient derived by dividing (A) an amount equal to the sum of (X) the product of (a) the total number of shares of Common Stock outstanding immediately prior to such issuance or sale, multiplied by (b) the Share Exercise Price, in effect immediately prior to such issuance or sale, by (B) the total number of shares of Common Stock outstanding immediately after such issuance or sale; provided, however, that in no event shall the Share Exercise Price be adjusted pursuant to this computation to an amount in excess of the Share Exercise Price in effect immediately prior to such computation, except in the case of a combination of outstanding shares of Common Stock, as provided by Section (7)(c) hereof.

     For the purposes of any computation to be made in accordance with this Section (7)(a), the following provisions shall be applicable:

          (i) In case of the issuance or sale of shares of Common Stock for a consideration part or all of which shall be cash, the amount of the cash consideration therefore shall be deemed to be the amount of cash received by the Company for such shares (or, if shares of Common Stock are offered by the Company for subscription, the subscription price, or, if such securities shall be sold to underwriters or dealers for public offering without a subscription offering, the public offering price) before deducting therefrom any compensation paid or discount allowed in the sale, underwriting or purchase thereof by underwriters or dealers or others performing similar services, or any expenses incurred in connection therewith.

          (ii) In case of the issuance or sale (otherwise than as a dividend or other distribution on any stock of the Company) of shares of Common Stock for a consideration part or all of which shall be other than cash, the amount of the consideration therefore other than cash shall be deemed to be the value of such consideration as determined in good faith by the Board of Directors of the Company.

          (iii) Shares of Common Stock issuable by way of dividend or other distribution on any stock of the Company shall be deemed to have been issued immediately after the opening of business on the day following the record date for the determination of shareholders entitled to receive such dividend or other distribution and shall be deemed to have been issued without consideration.

          (iv) The reclassification of securities of the Company other than shares of Common Stock into securities including shares of Common Stock shall be deemed to involve the issuance of such shares of Common Stock for a consideration other than cash immediately prior to the close of business on the date fixed for the determination of security holders entitled to receive such shares, and the value of the consideration allocable to such shares of Common Stock shall be determined as provided in subsection (ii) of this Section (7)(a).

          (v) The number of shares of Common Stock at any one time outstanding shall include the aggregate number of shares issued or issuable upon the exercise of warrants, rights, options and upon the conversion or exchange of convertible or exchangeable securities.

     (b) Warrants, Rights, Options and Convertible and Exchangeable Securities. Except in the case of the Company issuing rights to subscribe for shares of Common Stock distributed to all the shareholders of the Company and Holders of Warrants, if the Company shall, at any time after the date hereof issue warrants, rights or options to subscribe for shares of Common Stock, or issue any securities convertible into or exchangeable for shares of Common Stock (i) for a consideration per share less than one dollars ($1.00) per share or the fair market value in effect immediately prior to the issuance of such warrants, rights or options, or such convertible or exchangeable securities or (ii) without consideration, the Share Exercise Price in effect immediately prior to the issuance of such warrants, rights or options, or such convertible or exchangeable securities, as the case may be, shall be reduced to a price determined by making a computation in accordance with the provisions of Section
(7)(a) hereof, provided that:

               (1) The aggregate maximum number of shares of Common Stock as the case may be, issuable under all the outstanding warrants, rights or options shall be deemed to be issued and outstanding at the time all such outstanding warrants, rights or options were issued, and for a consideration equal to the minimum exercise price per share provided for in the warrants, rights or options at the time of issuance, plus the consideration (determined in the same manner as consideration received on the issue or sale of shares in accordance with the terms of such warrants, rights or options), if any, received by the Company for such warrants, rights or options, and if no minimum exercise price is provided in the warrants, rights or options, then the consideration shall be equal to zero; provided, however, that upon the expiration or other termination of such warrants, rights or options, if any thereof shall not have been exercised, the number of shares of Common Stock deemed to be issued and outstanding pursuant to this subsection (A) shall be reduced by such number of shares as to which warrants, warrants and/or options shall have expired or terminated unexercised, and such number of shares shall no longer be deemed to be issued and outstanding, and the Share Exercise Price then in effect shall forthwith be readjusted and thereafter be the price which it would have been had adjustment been made on the basis of the issuance only of shares actually issued or issuable upon the exercise of those warrants, rights or options as to which the exercise rights shall not have expired or terminated unexercised.

               (2) The aggregate maximum number of shares of Common Stock issuable upon conversion or exchange of any convertible or exchangeable securities shall be deemed to be issued and outstanding at the time of issuance of such securities, and for a consideration equal to the consideration (determined in the same manner as consideration received on the issue or sale of shares of Common Stock in accordance with the terms of such convertible or exchangeable securities) received by the Company for such securities, plus the minimum consideration, if any, receivable by the Company upon the conversion or exchange thereof; provided, however, that upon the expiration or termination of the right to convert or exchange such convertible or exchangeable securities (whether by reason of redemption or otherwise), the number of shares deemed to be issued and outstanding pursuant to this subsection (B) shall be reduced by such number of shares as to which the conversion or exchange rights shall have expired or terminated unexercised, and such number of shares shall no longer be deemed to be issued and outstanding and the Share Exercise Price and then in effect shall forthwith be readjusted and thereafter be the price which it would have been had adjustment been made on the basis of the issuance only of the shares actually issued or issuable upon the conversion or exchange of those convertible or exchangeable securities as to which the conversion or exchange rights shall not have expired or terminated unexercised.

               (3) If any change shall occur in the price per share provided for in any of the warrants, rights or options referred to in subsection (A) of this Section (7)(b), or in the price per share at which the securities referred to in subsection (B) of this Section (7)(b) are convertible or exchangeable, the warrants, rights or options or conversion or exchange rights, as the case may be, shall be deemed to have expired or terminated on the date when such price change became effective in respect of shares not theretofore issued pursuant to the exercise conversion or exchange thereof, and the Company shall be deemed to have issued upon such date new warrants, rights or options or convertible or exchangeable securities at the new price in respect of the number of shares issuable upon the exercise of such warrants, rights or options or the conversion or exchange of such convertible or exchangeable securities.

          (c) Subdivision and Combination. In case the Company shall at any time subdivide the outstanding shares of Common Stock, the Share Exercise Price shall forthwith be proportionately increased or decreased.

          (d) Adjustment in Number of Shares. Upon each adjustment of the Share Exercise Price pursuant to the provisions of this Section (7), the number of Shares issuable upon the exercise of this Placement Agent's Warrant and Shares issuable upon exercise of the Warrants (the "Warrant Shares") shall be adjusted to the nearest full Security by multiplying a number equal to the Share Exercise Price in effect immediately prior to such adjustment by the number of Shares issuable upon exercise of this Placement Agent's Warrant and the Warrants, respectively, immediately prior to such adjustment and dividing the product so obtained by the adjusted Share Exercise Price.

          (e) Reclassification. Consolidation, Merger, etc. In case of any reclassification or change of the outstanding shares of Common Stock (other than a change in par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in the case of any consolidation of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger in which the Company is the surviving corporation and which does not result in any reclassification or change of the outstanding shares of Common Stock, except a change as a result of a subdivision or combination of such shares or a change in par value, as aforesaid), or in the case of a sale or conveyance to another corporation of all or a substantial part of the property of the Company, the Holder shall thereafter have the right to purchase the kind and number of shares of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance as if the Holder were the owner of the shares of Common Stock underlying this Placement Agent's Warrants and Warrant Shares immediately prior to any such events at a price equal to the product of (x) the number of shares issuable upon exercise of the Placement Agent's Warrants, and (y) the Share Exercise Price in effect immediately prior to the record date for such reclassification, change, consolidation, merger, sale or conveyance as if such Holder had exercised the Placement Agent's Warrant and Warrants; provided, however, that nothing contained herein shall cause the number of Securities issuable upon exercise of this Placement Agent's Warrant to be decreased in the event of a combination of shares upon any such reclassification, change, consolidation, merger, sale or conveyance.

          (f) Adjustment of Purchase Price in Certain Cases. No adjustment of the Purchase Price shall be made: (i) upon the issuance or sale of shares of Common Stock upon the exercise of warrants and options or conversion of convertible securities outstanding as of the date hereof; or (ii) upon the issuance of options granted prior to the date hereof pursuant to any of the Company's stock option plan (the "Plan"); or (iii) upon the issuance of warrants to purchase Common Stock, with an exercise price equal to not less than the fair market value of the Common Stock on the date the options were granted pursuant to the Plan subsequent to the date hereof or the sale of any shares of Common Stock pursuant to the exercise of any such warrants; or (iv) upon the issuance of any shares of capital stock to the Company by any of its subsidiaries.

          (g) Dividends and Other Distributions with Respect to Outstanding Securities. In the event that the Company shall at any time prior to the exercise of all Warrants declare a dividend (other than a dividend consisting solely of shares of Common Stock or a cash dividend or distribution payable out of current or retained earnings) or otherwise distribute to its shareholders any monies, assets, property, rights, evidences of indebtedness, securities (other than shares of Common Stock), whether issued by the Company or by another person or entity, or any other thing of value, the Holder or Holders of the unexercised Placement Agent's Warrants shall thereafter be entitled, in addition to the shares of Common Stock or other securities receivable upon the exercise thereof, to receive, upon the exercise of such Placement Agent's Warrants, the same monies, property, assets, rights, evidences of indebtedness, securities or any other thing of value that they would have been entitled to receive at the time of such dividend or distribution. At the time of any such dividend or distribution, the Company shall make appropriate reserves to ensure the timely performance of the provisions of this Subsection (7)(g).

          (h) Fractional Shares. As to any fraction of a share which the holder of this Warrant would be entitled to purchase upon exercise of this Placement Agent's Warrant, the Company shall pay, in lieu of such fractional interest, an amount in cash equal to the current market value of such fractional interest, to the nearest one-hundredth of a share computed on the basis of the Market Price, as set forth below. The Holder, by his acceptance hereof, expressly waives any right to receive any fractional share of stock or fractional Warrant upon exercise of this Placement Agent's Warrant.

     As used herein, the phrase "Market Price" at any date shall be deemed to be the average of the last reported sale prices for the last three (3) trading days prior to such date, in either case as officially reported by the principal securities exchange on which the Common Stock is listed or admitted to trading or as reported in NASDAQ, or, if the Common Stock is not listed or admitted to trading on any national securities exchange or quoted on NASDAQ, the average of the closing bid prices for the last three (3) trading days prior to such date as furnished by the National Association of Securities Dealers, Inc., through NASDAQ or similar organization if NASDAQ is no longer reporting such information, or if the Common Stock is not quoted on NASDAQ, as determined in good faith by resolution of the Board of Directors of the Company, based on the best information available to it.

          (i) Warrant Certificate After Adjustment. Irrespective of any change pursuant to this Section (7) in the Share Exercise Price or in the number, kind or class of shares or other securities or other property obtainable upon exercise of this Placement Agent's Warrant, this Placement Agent's Warrant may continue to express as the Share Exercise Price and as the number of Shares obtainable upon exercise, the same price and number of shares as are stated herein.

          (j) Statement of Calculation. Whenever the Share Exercise Price shall be adjusted pursuant to the provisions of this Section (7), the Company shall forthwith file at its principal office, a statement signed by an executive officer of the Company specifying the adjusted Share Exercise Price determined as above provided in such section and a certificate of the independent public accountants regularly retained by the Company. Such statement shall show in reasonable detail the method of calculation of such adjustment and the facts requiring the adjustment and upon which the calculation is based. The Company shall forthwith cause a notice setting forth the adjusted Share Exercise Price to be sent by certified mail, return receipt requested, postage prepaid, to the Holder.

     8. Definition of "Common Stock."
        ----------------------------

     For the purpose of this Placement Agent's Warrant, the term "Common Stock" shall mean, in addition to the class of stock designated as the Common Stock of the Company on the date hereof, any class of stock resulting from successive changes or reclassifications of the Common Stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. If at any time, as a result of an adjustment made pursuant to one or more of the provisions of Section (7) hereof, the shares of stock or other securities or property obtainable upon exercise of this Placement Agent's Warrant shall include securities of the Company other than shares of Common Stock or securities of another corporation, then thereafter the amount of such other securities so obtainable shall be subject to adjustment from time to time in a manner and upon terms as nearly equivalent as practicable to the provisions with respect to Common Stock contained in Section (7) hereof and all other provisions of this Placement Agent's Warrant with respect to Common Stock shall apply on like terms to any such other shares or other securities.

     9. Miscellaneous.
        --------------

          (a) This Placement Agent's Warrant shall be governed by and in accordance with the laws of the Florida

          (b) All notices, requests, consents and other communications hereunder shall be made in writing and shall be deemed to have been duly made when delivered, or mailed by registered or certified mail, return receipt requested:
(i) if to a Holder, to the address of such Holder as shown on the books of the Company, or (ii) if to the Company, Medgrup Corporation 1880 Willow Park Way, Monument, Colorado 80132.

          (c) The Company and the Placement Agent may from time to time supplement or amend this Placement Agent's Warrant without the approval of any other Holders in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any provisions herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and the Placement Agent may deem necessary or desirable and which the Company and the Placement Agent deem not to adversely affect the interest of the Holders, provided all such supplements, amendments and/or other provisions shall be in writing.

          (d) All the covenants and provisions of this Placement Agent's Warrant by or for the benefit of the Company and the Holders inure to the benefit of their respective successors and assigns hereunder.

          (e) Nothing in this Placement Agent's Warrant shall be construed to give to any person or corporation other than the Company and the Placement Agent and any other registered Holder or Holders, any legal or equitable right and that any such right is for the sole and exclusive benefit of the Company and the Placement Agent and any other Holder or Holders.

          (f) This Placement Agent's Warrant may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the President and Chief Executive Officer of the Company has caused this Placement Agent's Warrant to be signed by its duly authorized officer and this Placement Agent's Warrant to be dated January 10, 2000.



                                               MEDGRUP CORPORATION


                                                 /s/ William D. Cronin
                                               Name:
                                               Title:  President and
                                                       Chief Executive Officer

                                  PURCHASE FORM
                                  -------------



       (To be signed only upon exercise of the Placement Agent's Warrant)


     The undersigned, the Holder of the foregoing Placement Agent's Warrant, hereby irrevocably elects to exercise the purchase rights represented by such Placement Agent's Warrant for, and to purchase thereunder, ______ shares of Common Stock of Medgrup Corporation and herewith makes payment of $________ thereof, and requests that the certificates for Common Stock be issued in the name(s) of, and delivered to whose address(es) is (are)
___________________________________________________________


Dated: __________________


-------------------------


-------------------------
Address

                                  TRANSFER FORM
                                  -------------




       (To be signed only upon transfer of the Placement Agent's Warrant)



     For value received, the undersigned hereby sells, assigns, and transfers unto _____________________ the right to purchase shares of Common Stock of Medgrup Corporation represented by the foregoing Placement Agent's Warrant to the extent of __________ shares of Common Stock and appoints ________________, attorney to transfer such rights on the books of ________________, with full power of substitution in the premises.

Dated: __________________


-------------------------
(name of holder)

-------------------------
Address

-------------------------


In the presence of:

-------------------------

-------------------------